SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: NOVEMBER 18, 2004


                                  DONINI, INC.
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             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)


                                     0-32133
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                            (Commission File Number)


                                   22-3768426
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                      (IRS Employer Identification Number)


                      4555 boul. Des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5
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               (Address of Principal Executive Offices) (Zip Code)


                                 (514) 327-6006
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               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 2.01  ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable.

ITEM 5.02  RESIGNATION OF OFFICERS AND DIRECTORS.

           Not Applicable.

ITEM 8.01  OTHER EVENTS.

           The Registrant has undergone the following significant event:

           On October 1, 2004 the Company and Global Capital Funding Group, L.P. entered into an Exchange Agreement whereby the June 7, 2004 convertible note of $1,500,000 was exchanged for a secured note of $1,540,000 due June 7, 2006. This note is secured by a first lien on the Company's non real estate assets and the pledge of 8,000,000 shares of Common Stock. The Company also had issued on June 7, 2004 a warrant to purchase 500,000 shares of Common Stock at 110% of the closing bid price of the Common Stock on June 4, 2004, which was $0.495 per share.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Exhibits
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                99.1      Form of Exchange Agreement dated October 1, 2004
                99.2      Form of Registration Rights Agreement dated October 1,
                          2004
                99.3      Form of Security Agreement dated October 1, 2004
                99.4      Form of Officer's Certificate dated October 1, 2004
                99.5      Form of Pledge and Security Agreement dated October 1,
                          2004
                99.6      Form of Solvency Certificate dated October 1, 2004
                99.7      Form of Secured Note dated October 1, 2004

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

                                   Signatures
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           Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DONINI, INC.


November 18, 2004                           By: /s/ PETER DEROS
                                                --------------------------------
                                                Peter Deros
                                                President and Chief
                                                Executive Officer

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